Long-Term Loan	12 Months Ended
Dec. 31, 2011
Long-Term Loan [Abstract]
Long-Term Loan
NOTE 10:-    LONG-TERM LOAN

In order to finance the consideration of Nera acquisition the Company entered into a loan agreement with Bank Hapoalim Ltd (the "Loan Agreement", the "Bank", respectively) for a loan in the principal amount of $ 35,000.

The Loan Agreement provides that the principal amount of $ 35,000 bear interest at a rate of Libor + 3.15%, which Libor is updated every three months. As of December 31, 2011 the accrued interest is $141 and is recorded as part of the accrued expenses. The principal amount is to be repaid in 17 quarterly installments from February 19, 2012, through February 19, 2016 and the interest is to be paid in quarterly payments starting as of February 19, 2011.

The loan is secured by a floating charge over all Company assets as well as several customary fixed charges on specific assets and subject to certain financial covenants.

The maturities of the principal amount for periods after December 31, 2011 are as follows:

2012 - current maturities	$8,232
2013	8,232
2014	8,232
2015	8,232
2016	2,072
$35,000

The financial covenants that the Company undertook to maintain regarding to Loan Agreement under Nera acquisition are as follows:

1.	The ratio of the shareholders' equity in relation to the total assets shall not, at any given time, be lower than 35%;

2.	The sum of the shareholders' equity shall not at any given time be lower than the total sum of $100 million; and

3.	The ratio of the net financial debt in relation to the working capital shall not exceed, at any given time, 30%.

Repayment of the loan may be accelerated by the Bank in certain events of default including in insolvency events, failure to comply with financial covenants and an event whereby we will no longer be a traded company. As of December 31, 2011 the Company has maintained all the aforementioned financial covenants.